Other payables	12 Months Ended
Dec. 31, 2023
Trade and other current payables [abstract]
Other payables

28 Other payables

Other payables as at December 31, 2023 and 2022 are analysed as follows:

	31/12/23	31/12/22
Salaries and wages	10,491	9,503
Social security contributions	5,285	6,179
Vacation accrual	4,869	4,342
Withholding taxes on payroll and on others	2,902	1,886
Advance payment from the Parent’s majority shareholder	2,500	2,500
Other accounts payable	5,672	9,912
Total	31,719	34,322

As at December 31, 2023, the amount of 2,500 refers to the payment received from the Parent’s majority shareholder and that the Parent Company would have reimbursed in March 2024, as the Board of Directors of the Company did not call a shareholders' meeting to resolve upon the increase in share capital. Specifically, in light of the extraordinary challenges imposed by COVID-19 on the Group, on February 28, 2020, the Parent’s majority shareholder entered into an agreement with it setting forth its undertaking, should the Parent so request, to make advance payments of up to 15,000 to satisfy the subscription price of a future rights issue. On February 28, 2020, the Parent requested an initial payment of 2,500 which it received on March 2, 2020. Therefore, as at December 31, 2023, the amount of 2,500 to be paid back to the majority shareholder has been included in the caption “Other payables” of the statement of financial position. On April 9, 2024, the signing of a new agreement occurred, transforming the amount of 2,500 into a loan contract effective from March 31, 2024, with maturity on March 31, 2027, and the application of an interest rate of 2.5% (see note 44).

The item 'Salaries and wages' includes the short-term portion of the early retirement agreement amounting to 637 (see note 21).